ANNUAL REPORT





                          [DAVIS FUNDS LOGO]





DECEMBER 31, 2001





DAVIS VALUE PORTFOLIO
(PORTFOLIO OF DAVIS VARIABLE ACCOUNT FUND, INC.)

                                TABLE OF CONTENTS

Shareholder Letter.........................................................2

Management's Discussion and Analysis.......................................5

Fund Performance and Supplementary Information............................11

Schedule of Investments...................................................14

Statement of Assets and Liabilities.......................................18

Statement of Operations...................................................19

Statement of Changes in Net Assets........................................20

Notes to Financial Statements.............................................21

Financial Highlights......................................................24

Independent Auditors' Report..............................................25

Income Tax Information....................................................26

Directors and Officers....................................................27

DAVIS VALUE PORTFOLIO
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706
================================================================================

Dear Fellow Shareholder:

There is an old saying that the stock market predicts like a barometer, not a thermometer. Its moves are based on forecasts of future business and economic conditions, rather than a reflection of current conditions. As a shining example, the market moved up during the final months of the recessions in 1970, 1974, 1982 and 1990 but, with the benefit of hindsight, the first two market upswings were "cyclical" while the latter two were "secular." These upward moves are not based on earnings, which are usually bad and getting worse. Rather, they are based on liquidity stimulus driven by Federal Reserve easing, faster money supply growth and lower bond yields. Our view at this time is that in spite of the "wall of worry" that exists on the military and economic fronts, over the near term, the market seems likely to stay most of the time within the 10,000 to 13,000 range where it has traded most often since 1998.

A HISTORICAL PERSPECTIVE
The question at hand for 2002 is whether any market recovery that occurs will be a cyclical recovery within the trading boundaries already established, or whether it will signal that a secular, long cycle bull market is again getting underway. The market recoveries after the two earlier recessions of 1970 and 1974 did not lead to a secular breakout resulting in new highs for the averages. We believe that this same pattern will hold true for 2002. The reasons have to do with bull and bear cycles put in historical context.

The recessions of 1970 and 1974 ended a long stock market up cycle that began around 1950. During the bull market period of the 1950s and 1960s, industry group after industry group rotated into the investment spotlight, price/earnings (P/E) ratios were bid up and the percentage of assets allocated to equities in accounts rose regularly to new high levels. A broad list of basic industries and financial stocks led the way in the 1950s, while drugs, consumer stocks, electronics, defense, office equipment and other growth sectors like media led the way in the 1960s.

The grand finale, which began in 1969 and lasted until 1972, created the "favorite 50" growth stocks. These stocks appeared to have consistent high growth rates that would last indefinitely and thus were rewarded with higher and higher P/E ratios. During this speculative phase, the phrase "one decision growth stocks" was coined, and some examples were the leaders of that day, such as Avon, Polaroid and Xerox. This euphoria ended in 1973 and 1974 when stock market values collapsed. It took until 1982 for the market to test the highs of its trading range and finally break out into a new secular bull market.

The 1980s and 1990s were great bull market periods. The recessions of 1982 and 1990 did not stop the market from quickly recovering to new highs after those downturns ended. In the 1980s, the mood was cautious at first but when inflation began to fall, earnings gradually moved up and interest rates began to decline. This drove P/E ratios into a long-term secular climb. Most industry groups participated in the upswing, with the general exception of natural resources and precious metals like gold. After the Berlin Wall came down, a "new world order" was declared with optimism for global expansion. It was the age of multinationals and innovative growth.

The 1990 recession proved brief and hardly dented the continued upward march of stock prices and P/E ratios. Interest rates kept falling, budget deficits disappeared, productivity soared and profits continued to exceed expectations (with a little help from creative accounting). A new economic perpetual motion machine seemed at hand with technology as its primary motor. Around 1998 to 2000, on top of this optimism came the Internet bubble and Y2K euphoria leading to bursts in capital spending and consumer borrowing. Again, a new breed of growth stocks was born led by technology and telecom just as the "favorite 50" mania dominated the period between 1969 and 1972.

DAVIS VALUE PORTFOLIO
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706
================================================================================

LOOKING TO THE FUTURE
The downturn that began in 2001 may or may not be deep and how long it will linger into 2002 is an open question. However, the platform on which the market rides seems unbalanced. Record low interest rates are the primary valuation prop today, yet P/E ratios are very high by all historical measures. In addition, earnings are poor, productivity may be affected by the war, government is certain to get bigger as it develops "homeland security" and deficits may be around the corner. There is overcapacity on the corporate front, and the consumer is stressed by debt and low savings. Inflation and interest rates are very low now, perhaps as low as they can go, especially if an economic recovery gets underway in the next few months. If interest rates do go lower, the new worry may be deflation, which would be extremely bad for earnings.

Putting all of these considerations into historical context suggests that a market recovery will be "range bound" for sometime ahead. Since 1998, we have suggested that for the foreseeable future the Dow will trade predominantly in a range of 10,000 to 15,000 and that any move above or below this range is likely to be short-lived. Still, this is not a time to despair. Plenty of money will be made during this necessary "pause that refreshes." Again, as in the interlude of the 1970s, new leadership groups are likely to emerge in the stock market.

COMMITTED TO OUR INVESTMENT DISCIPLINE
The job of our portfolio managers and analysts is to review our portfolios using unbiased thinking and fresh eyes adjusting to the new realities. Every financial hurricane creates shipwrecks with vessels that will not sail well again, and those holdings should be removed from portfolios. We intend to stick to basics within our circle of competence. Companies that continue to gain market share, maintain strong balance sheets and have new products helping them ride the waves into the future should perform well. Specifically, companies that accelerate their business model opportunities with significant new products, pricing action, cost cutting or productive acquisitions are likely to be favored.

Every war changes the investment landscape. This new wartime environment is hostile to some (i.e., airlines and hotels), and helpful to others (i.e., cell phones, Web solutions, drug companies and defense contractors). Companies that adapt fast to these conditions will win. Cost management is vital, and corporate realism and honesty with shareholders will help distinguish "doers" from "bluffers" among managements.

Moreover, wars are won with technology. The Internet may have one billion users in 2005 versus 500 million now. A new semiconductor equipment cycle seems inevitable, and cell phone penetration inexorably keeps rising.

We continue to favor well-managed companies in the broad area of financials, drugs, energy, media, technology and consumer stocks. As always, the devil is in the details--that is, stock selection. The trick is to get in front of positive change and take a position when the stock is good value. It is critical to self-evaluate and keep reviewing every decision.

DAVIS VALUE PORTFOLIO
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706
================================================================================

The tail wind that sends a secular bull market to new highs is rising P/E ratios. This wind seems unlikely to blow now given today's historically elevated valuation levels. Nevertheless, a cyclical bull market reaching the upper ends of the trading range should come with economic recovery and reward those with patience. It is also worth bearing in mind that with yields so low on both bond and money market funds, we believe a diversified portfolio of equities still offers the best potential for long-term wealth building.(1)

Sincerely,



/s/ Shelby M. C. Davis
-----------------------
Shelby M. C. Davis
Senior Research Advisor

February 4, 2002

DAVIS VALUE PORTFOLIO
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706
================================================================================

MANAGEMENT'S DISCUSSION AND ANALYSIS

DAVIS VALUE PORTFOLIO

PERFORMANCE OVERVIEW

Davis Value Fund generated a total return of (4.15)% for the six-month period and (10.39)% for the one-year period ended December 31, 2001.(2) Over the same time periods, the Standard & Poor's 500(R) Index returned (5.56)% and (11.89)%, respectively.(3)

AN INTERVIEW WITH CHRISTOPHER C. DAVIS AND KENNETH CHARLES FEINBERG, PORTFOLIO MANAGERS

Q. How would you describe the key events of 2001 and your outlook?

A. Any discussion of 2001 must begin with September 11th. As residents of New York City, many of us on the portfolio management team saw firsthand the devastation caused by this senseless catastrophe. But in the months following, we have also been reminded of the tremendous resiliency and resourcefulness of individuals, companies, and, most importantly, our country. Over a long period of time, such resiliency is not surprising. The U.S. economy is perhaps unique in world history, having grown in every decade of the last century--through two world wars, the Great Depression, the cold war, and countless other times of turmoil and uncertainty.

But the speed with which the shock of September 11th has faded is striking and may be cause for investor caution. The stock market has surged over 20% from its low and currently trades well above its pre-September 11th level. It is a fundamental fact of investing that high prices increase risk and lower future returns. Think of a small business that earns $100,000 per year. If you could buy this business for $1 million, you would earn a much better return than if you paid $3 million for the same business. As stocks represent ownership interests in business, the same holds true. Unfortunately, it is human nature to feel more confident and more willing to invest when prices are high and more cautious and uncertain when prices are low.

In the aftermath of September 11th, prices plummeted as investors perceived the market to be far riskier than it was before. The fallacy of this way of thinking can best be understood with an example. Our research team travels a good deal in studying potential investments for Davis Value Portfolio. I know that we all felt that air travel was a good deal riskier after September 11th than before. Yet on reflection, it is clear that air travel before this horrible day was far riskier--we just were not aware of the risks we were taking. After the eleventh, our knowledge of these risks actually made air travel far safer because of increased security. Similarly, if we think back to March 2000, the S&P 500 had made virtually uninterrupted progress for ten years, rising at a compound annual growth rate of 17% per year, and the Nasdaq at an even higher rate. Investing in equities seemed like a very low risk proposition and people flooded the market with new money to invest. Yet such confidence only comes when risks are highest. Eighteen months later at the end of September 2001, the S&P 500 had fallen 30% and the Nasdaq 67% and investing in equities seemed far riskier than ever. New money disappeared and investors headed for the door despite the fact that the lower prices implied lower risks and the possibility of greater returns.

Now, after this dramatic recovery, caution is again warranted as prices have risen sharply.

DAVIS VALUE PORTFOLIO
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706
================================================================================

MANAGEMENT'S DISCUSSION AND ANALYSIS - CONTINUED

AN INTERVIEW WITH CHRISTOPHER C. DAVIS AND KENNETH CHARLES FEINBERG, PORTFOLIO MANAGERS - CONTINUED

All of this is getting at the fundamental difference between price and value. The value of any business will be determined by the future cash or real earnings that the business generates, discounted at the appropriate interest rate. Given stable interest rates and earnings prospects, the value of a business is a constant. The price of a business, on the other hand, may gyrate wildly with changing expectations, investor psychology and a host of other reasons. It is for this reason that Benjamin Graham, who literally wrote the book on Security Analysis famously quipped that in the short term the market is a voting machine (reflecting changes in psychology and sentiment). In the long term, it is a weighing machine (reflecting changes in business values).

Turning to our outlook for the market, we can say that although we know the current price of the stock market by looking in the newspaper each day, we can only determine its value by looking at earnings and interest rates. Given the high level of corporate earnings relative to gross domestic product (GDP), historically high profit margins and multiples, low quality earnings (which include pension income and exclude option expense) and the low level of interest rates used to discount these earnings, it is difficult to be wildly optimistic. Without the tail wind of a rising market, careful stock picking will be more important than ever.

Q. How would you describe the Fund's performance in 2001?

A. While the Fund's performance was acceptable relative to the S&P 500 against which we judge ourselves, Ken and I are deeply disappointed to have lost money for our investors. It is easy to rationalize such a year by reflecting on the very strong relative and absolute performance of 2000, but this is a bit of a cop out. Warren Buffett, Chairman of Berkshire Hathaway, once said that there are two golden rules of investment success. Number One: Don't lose money. Number
Two: Don't forget rule number one. Although poor years in the investment business are inevitable, they are never easy. By way of perspective, since Davis Advisors started managing large cap mutual funds in 1969 (we have been managing Davis Value Portfolio since its inception July 1, 1999), we have had negative returns seven times.

As always, our performance in 2001 was the result of some good decisions and some bad decisions.

At the top of the "good list" would be a number of the decisions we made in the days following September 11th. Most importantly, we decided to stay fully invested. This was not an easy decision particularly with the National Guard patrolling the streets, the ruins of the World Trade Center still smoldering just a few miles south of our office and our emotions certainly frayed. In such times, it is vital to quantify. So Ken and I and the entire research team spent the week that the market was closed reviewing our outlook for each company that we owned and revising, where necessary, our estimate of fair value. As a result, when the market opened, we were able to add to our positions in companies such as American Express(4) at prices that we thought reflected too much pessimism. We funded these purchases by selling a number of companies that were perceived as "safe havens" and that were fairly valued and whose stock prices barely declined or even rose, notably General Mills and Freddie Mac.

DAVIS VALUE PORTFOLIO
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706
================================================================================

MANAGEMENT'S DISCUSSION AND ANALYSIS - CONTINUED

AN INTERVIEW WITH CHRISTOPHER C. DAVIS AND KENNETH CHARLES FEINBERG, PORTFOLIO MANAGERS - CONTINUED

Beyond these decisions, 2001's performance was also helped by the recovery of a number of holdings whose prices had declined dramatically in 2000, particularly Lexmark, Sealed Air and Progressive, as well as by the continued strong performance of Philip Morris, Berkshire Hathaway, Tyco and Costco, and our early investment (thanks to Ken) in Dun & Bradstreet prior to its spin off of Moody's Corporation.

Finally, before turning to the bad decisions, I want to highlight the fact that our investments are almost always made during times of uncertainty, controversy or pessimism. At such times, we must be willing to suffer "headline risk" and put up with other investors telling us that we are crazy. This was the case with purchase decisions which Davis Advisors made such as Citigroup in the early 1990s and Philip Morris several years ago, both of which were rumored to be going bankrupt, and it is certainly the case today with a number of our holdings in controversial companies.

Unfortunately, not all our decisions have turned out so well and it is always the bad decisions that stand out. As usual, I will divide these into a number of categories. The first, and most benign, is made up of companies whose earnings outlooks have been set back more than we would have predicted by the slowing economy (even before September 11th). As recessions are inevitable, we should have been more rigorous in anticipating the consequences for companies we own. Morgan Stanley probably tops this list as, at $110 per share versus $55 at year-end, it was trading as if the bull market would never end. American Express could also be included as it too was priced for perfection at its peak of $60 per share versus $35 at year-end. With both these companies, and others in this category, we were mistaken in our short-term outlook but remain comfortable with their long-term competitive position.

A second category of bad decisions came from declines in a number of stocks whose price/earnings multiple had climbed too high. In these cases, our valuation discipline should have mandated our selling. In particular, some of our holdings in the healthcare sector stand out and we perhaps missed a good selling opportunity when they surged late in 2000. Bristol-Myers fell some 30% from levels where we could--and probably should--have sold.

As always, I have left the two worst categories for last. In the first category are two companies where enormous and unexpected corporate actions have significantly reduced our assessment of the companies' intrinsic value. I am referring to Devon Energy's acquisition of Anderson Exploration and Hewlett-Packard's planned merger with Compaq. In both cases, the companies' share prices fell significantly and, while it remains an open question as to whether or not the stock declines have fully (or overly) discounted the intrinsic value lost, we feel that both deals reduced the companies' value. Hewlett-Packard's shares have since recovered somewhat on speculation that the merger may not go through. We will monitor this situation closely.

The last category is the most serious and is made up of Tellabs and Providian whose shares declined 78% and 94% respectively from their highs. Given our approach to investing, such losses are simply unacceptable. In our last report, I went into some detail that I will not repeat about the mistakes we made in our analysis of Tellabs. But I also mentioned that unlike Lucent, Tellabs had a very strong balance sheet and was likely to weather the storm. After writing that report, the shares fell a further 25% to $12 at which point we added to our position. The shares have since recovered to $16--still well below our average cost of $37, but at least well above the level at which we added. While we continue to believe that the company is well managed and strongly capitalized, we doubt that it will ever generate the earnings we once thought possible.

DAVIS VALUE PORTFOLIO
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706
================================================================================

MANAGEMENT'S DISCUSSION AND ANALYSIS - CONTINUED

AN INTERVIEW WITH CHRISTOPHER C. DAVIS AND KENNETH CHARLES FEINBERG, PORTFOLIO MANAGERS - CONTINUED

Our loss in Providian is more disturbing because of both the amount we lost and the reasons for it. As an innovative and fast-growing consumer credit card company, Providian had thrived by targeting a very narrow segment of population that other lenders ignored. The company called this segment "unbanked" as it was made up of first generation immigrants and others who either lacked a credit history or had had credit problems and were thus shunned by banks. By specializing in this risky asset class, Providian developed systems for analyzing and appropriately pricing for the higher risks implicit in such loans. Unfortunately, Providian outgrew this niche. Having promised Wall Street high growth, the company broadened its market focus into areas in which it had less insight. Worst of all, it abandoned the targeted marketing approach that had made it successful and instead started advertising on television. The result was that while its loans continued to grow at a dramatic pace, the quality of these loans deteriorated. The company suffered from what is known as "adverse selection"--which simply means that the customers that it attracted were exactly those customers least likely to pay it back, particularly if the economy turned down. Meanwhile, to make matters worse, Providian does not have a system of branches for gathering core deposits to fund its loans. Instead, it is dependent on Wall Street for securitizations and brokered FDIC-insured CDs. As the company's credit deteriorated, investors were unwilling to continue funding its business at prior levels. The result was a downward spiral that has left Providian vulnerable to a liquidity crisis and possibly even bankruptcy as the value of its highly profitable "unbanked" business was swamped by these more recent down-market loans. Looking ahead, Ken and I believe that the worst may be behind Providian. Its older business continues to perform well and the company is trying to sell off parts of its portfolio to improve its liquidity and capital position. We are deeply disappointed that we did not see this loss of focus as it developed but instead remained reassured by Providian's past success and well-regarded management team. We will watch the situation closely and report to you on subsequent developments.

Q. Do you have any other comments?

A. Although I occasionally will mention an individual colleague who has helped work on a particular idea, such fleeting references do not do justice to the contribution made by our first-class team of analysts: Adam Seessel, Kent Whitaker, Danton Goei and Dwight Blazin. As a group they combine analytical rigor, intellectual honesty, strong work ethic and the highest level of integrity. Ken and I feel lucky to work with such individuals and confident that our performance will continue to benefit from their insights.

I also cannot end this report without revisiting one of my favorite topics--the nonsensical distinction drawn between so-called "growth" and "value" investing. The fact that this distinction has fallen into such common usage has two insidious consequences. The first is that it leads investors to imagine that they have achieved some level of diversification by dividing their portfolio into these separate styles. On January 7, 2002, The Wall Street Journal published its Mutual Funds Quarterly Review. From these tables, one should note the following: For the last five years, the average growth fund has compounded at 8.15% and the average value fund at 8.45%. This certainly does not seem like much of a difference.

That brings me to the second insidious consequence. For the same five-year period, the S&P 500 has compounded at 10.7% outperforming both "growth" and "value." Thus, the growth/value distinction has also served to lower the benchmark against which managers are judged and allowed many to overlook the fact that they are lagging the S&P 500.

DAVIS VALUE PORTFOLIO
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706
================================================================================

MANAGEMENT'S DISCUSSION AND ANALYSIS - CONTINUED

AN INTERVIEW WITH CHRISTOPHER C. DAVIS AND KENNETH CHARLES FEINBERG, PORTFOLIO MANAGERS - CONTINUED

Finally, I have to compliment you, our shareholders. If you had told me in advance about the events of 2001, I would have predicted that we would have had many redemptions. Instead, you stayed invested, rode out the storm and participated in the recovery.

The happy consequence of your longer holding period is that Ken and I can do a better job investing, as we do not have to deal with large amounts of money sloshing in and out. Shareholders also benefit by avoiding the chronic underperformance that comes when typical mutual fund investors chase last year's winners. In an updated version of the study I have often quoted here, the Dalbar organization notes that "from 1984-2000, the average stock fund delivered an average annual return of 14.0% while the average stock fund investor earned only 5.3% per year."(5) This shocking underperformance is the consequence of decreasing holding periods as investors constantly chase last year's winners. We are glad that our investors have resisted this irrational and wealth-destroying tendency.

On behalf of our entire research team, we are deeply gratified by your persistency and we will do our best to earn your confidence.(1)

-------------------------------

This Annual Report is authorized for distribution only when accompanied or preceded by a current prospectus of Davis Value Portfolio, which contains more information about risks, fees and expenses. Please read the prospectus carefully before investing or sending money.

(1) Davis Value Portfolio's investment professionals make candid statements and observations regarding individual companies, economic conditions and market conditions. However, there is no guarantee that these statements, opinions or forecasts will prove to be correct. All investments involve some degree of risk, and there can be no assurance that the Fund's investment strategies will be successful. Prices of shares will vary so that, when redeemed, an investor's shares could be worth more or less than their original cost.

(2) Total return assumes reinvestment of dividends and capital gain distributions. Past performance is not a guarantee of future results. Investment return and principal value will vary so that, when redeemed, an investor's shares may be worth more or less than when purchased. Performance does not reflect any charges imposed by life insurance or annuity contracts. The following table lists the average annual total returns for the periods ended December 31, 2001:


     --------------------------------- ------------------------------ -----------------------------
                                                                      INCEPTION
     PORTFOLIO NAME                    1 YEAR                         (July 1, 1999)
     --------------------------------- ------------------------------ -----------------------------
     Davis Value Portfolio             (10.39)%                       0.21%
     --------------------------------- ------------------------------ -----------------------------

Investment returns are volatile and may have changed since this report was published. Call shareholder services at 1-800-279-0279 for current performance.

DAVIS VALUE PORTFOLIO
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706
================================================================================

MANAGEMENT'S DISCUSSION AND ANALYSIS - CONTINUED


(3) The S&P 500(R) Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The index is adjusted for dividends, weighted towards stocks with large market capitalizations, and represents approximately two-thirds of the total market value of all domestic common stocks.

(4) See Davis Value Portfolio's Schedule of Investments for a detailed list of portfolio holdings.

(5) The negative effects of actively trading mutual funds were researched by Dalbar, a Boston based financial research firm that is independent from the Davis Funds. The fact that buy-and-hold has been a successful strategy in the past does not guarantee that it will continue to be successful in the future.

Shares of Davis Value Portfolio are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including possible loss of the principal amount invested.

DAVIS VALUE PORTFOLIO
PORTFOLIO HOLDINGS - AT DECEMBER 31, 2001
================================================================================

                               [GRAPHIC OMITTED]

                    PORTFOLIO MAKEUP (% OF FUNDS NET ASSETS)
                    ----------------------------------------
                                   Short Term
                               Investments, Other
                              Assets & Liabilities
                                      9.7%

                                  Common Stock
                                     90.3%


                               [GRAPHIC OMITTED]

                    SECTOR WEIGHTINGS (% OF STOCK HOLDINGS)
                    ---------------------------------------

                                     Other
                                      9.2%

                                   Insurance
                                     12.8%

                                 Transportation
                                      3.1%

                                   Retailing
                                      5.5%

                                   Industrial
                                      2.3%

                               Financial Services
                                     19.3%

                               Banks and Savings
                                     & Loan
                                      7.9%

                               Building Materials
                                      4.5%

                               Consumer Products
                                      5.1%

                                  Diversified
                                 Manufacturing
                                     11.8%

                                     Energy
                                      6.3%

                                   Technology
                                      4.3%

                               Phamaceutical and
                                   Healthcare
                                      7.9%

TOP 10 HOLDINGS
STOCK                                             SECTOR                               % OF FUND NET ASSETS
-----------------------------------------------------------------------------------------------------------
Tyco International Ltd.                           Diversified Manufacturing                        7.87%
American Express Co.                              Financial Services                               5.54%
Household International, Inc.                     Financial Services                               4.18%
Philip Morris Cos. Inc.                           Consumer Products                                4.13%
Citigroup Inc.                                    Financial Services                               3.79%
Merck & Co., Inc.                                 Pharmaceutical & Health Care                     3.56%
American International Group, Inc.                Multi-Line Insurance                             3.31%
Costco Wholesale Corp.                            Retailing                                        3.09%
Wells Fargo & Co.                                 Banks and Savings & Loan Associations            2.87%
United Parcel Service, Inc., Class B              Transportation                                   2.76%

DAVIS VALUE PORTFOLIO
PORTFOLIO ACTIVITY - JANUARY 1, 2001 THROUGH DECEMBER 31, 2001
================================================================================
NEW POSITIONS ADDED (1/1/01-12/31/01)
(Highlighted Positions are those greater than 0.99% of 12/31/01 total net assets)

                                                                                                        % OF 12/31/01
                                                                                     DATE OF 1ST             FUND
SECURITY                                         SECTOR                              PURCHASE             NET ASSETS
---------------------------------------------------------------------------------------------------------------------
Agere Systems Inc., Class A                      Electronics                         03/27/01                1.04%
Aon Corp.                                        Insurance Brokers                   05/23/01                1.20%
Conoco Inc.                                      Energy                              11/19/01                0.20%
Eastman Kodak Co.                                Consumer Products                   12/05/01                0.44%
EOG Resources, Inc.                              Energy                              05/08/01                0.92%
General Mills, Inc.                              Food/Beverage & Restaurant          05/23/01                  -
Hershey Foods Corp.                              Food/Beverage & Restaurant          12/21/01                0.06%
J. C. Penney Co., Inc.                           Retailing                           10/09/01                0.22%
Kinder Morgan, Inc.                              Energy                              04/11/01                1.26%
Kraft Foods Inc., Class A                        Food/Beverage & Restaurant          06/12/01                0.61%
Lloyds TSB Group PLC, ADR                        Banks and Savings & Loan
                                                   Associations                      11/29/01                0.98%
Markel Corp.                                     Property/Casualty Insurance         11/16/01                0.05%
Phillips Petroleum Co.                           Energy                              05/08/01                2.03%
Principal Financial Group, Inc.                  Life Insurance                      10/22/01                0.14%
Prudential Financial, Inc.                       Multi-Line Insurance                12/12/01                  -
RadioShack Corp.                                 Retailing                           04/27/01                0.72%
Rockwell International Corp.                     Industrial                          05/23/01                  -
Safeway Inc.                                     Retailing                           10/02/01                0.97%

POSITIONS CLOSED (1/1/01-12/31/01)
(Gains and losses greater than $150,000 are highlighted)

                                                                                     DATE OF
SECURITY                                         SECTOR                              FINAL SALE           GAIN/(LOSS)
----------------------------------------------------------------------------------------------------------------------
Applied Materials, Inc.                          Electronics                         05/24/01          $   (28,640)
AT&T Corp.                                       Telecommunications                  06/26/01             (411,174)
AT&T Wireless Group                              Telecommunications                  05/08/01              (69,331)
Dow Jones & Co., Inc.                            Publishing                          11/01/01              (98,383)
Freddie Mac                                      Financial Services                  09/21/01              305,259
General Mills, Inc.                              Food/Beverage & Restaurant          10/24/01                6,238
Gillette Co.                                     Consumer Products                   10/30/01               (9,119)
GlaxoSmithKline PLC                              Pharmaceutical and Health Care      04/02/01             (106,963)
Intel Corp.                                      Technology                          10/25/01             (473,414)
International Business Machines Corp.            Technology                          05/04/01               90,955
Koninklijke Philips Electronics N.V.             Electronics                         04/18/01             (132,037)
Molex Inc.                                       Electronics                         11/27/01             (316,408)
Motorola, Inc.                                   Telecommunications                  05/15/01           (1,669,171)
Prudential Financial, Inc.                       Multi-Line Insurance                12/13/01               24,317
Rockwell Collins                                 Aerospace/Defense                   10/30/01             (183,853)
Rockwell International Corp.                     Industrial                          11/05/01              (45,010)
Texas Instruments Inc.                           Electronics                         08/14/01             (864,148)
Tribune Co.                                      Publishing                          10/11/01             (263,916)
Zimmer Holdings, Inc.                            Medical Products                    10/30/01               20,410

DAVIS VALUE PORTFOLIO
COMPARISON OF DAVIS VALUE PORTFOLIO AND STANDARD & POOR'S 500 STOCK INDEX

================================================================================

Average Annual Total Return For the Periods ended December 31, 2001.

--------------------------------------------------------------------------------
One Year .............................................................  (10.39%)
Life of Fund (July 1, 1999 through December 31, 2001)..................    0.21%
--------------------------------------------------------------------------------

$10,000 INVESTED AT COMMENCEMENT OF OPERATIONS. Let's say you invested $10,000 in Davis Value Portfolio on July 1, 1999 (commencement of operations). As the chart below shows, by December 31, 2001 the value of your investment would have grown to $10,052 - a 0.52% increase on your initial investment. For comparison, look at how the Standard & Poor's 500 Stock Index did over the same period. With dividends reinvested, the same $10,000 investment would have been $8,579 - a 14.21% decrease.

[GRAPHIC OMITTED]

                             S&P 500              DVP
                          -----------         -----------
            7/1/99        $ 10,000.00         $ 10,000.00
          12/31/99        $ 10,706.00         $ 10,263.57
          12/31/00        $  9,731.00         $ 10,218.07
          12/31/01        $  8,579.00         $ 10,052.32


Standard & Poor's is an unmanaged index which has no specific investment objective. Investments cannot be made directly into the index. The index used includes net dividends reinvested.

The performance data for Davis Value Portfolio contained in this report represents past performance and assumes that all distributions were reinvested, and should not be considered as an indication of future performance from an investment in the Fund today. The investment return and principal value will fluctuate so that shares may be worth more or less than their original cost when redeemed.

DAVIS VALUE PORTFOLIO
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2001


                                                                                                      VALUE
SHARES                                           SECURITY                                           (NOTE 1)
==============================================================================================================
COMMON STOCK - (90.31%)

   BANKS AND SAVINGS & LOAN ASSOCIATIONS - (7.14%)
        98,500    Bank One Corp. ..............................................................  $   3,846,425
        90,400    Golden West Financial Corp. .................................................      5,320,040
        61,000    Lloyds TSB Group PLC, ADR....................................................      2,744,390
       184,200    Wells Fargo & Co. ...........................................................      8,003,490
                                                                                                 -------------
                                                                                                    19,914,345
   BUILDING MATERIALS - (4.04%)
        46,300    Martin Marietta Materials, Inc. .............................................      2,157,580
       281,100    Masco Corp. .................................................................      6,886,950
        46,200    Vulcan Materials Co. ........................................................      2,214,828
                                                                                                 -------------
                                                                                                    11,259,358
   CONSUMER PRODUCTS - (4.57%)
        41,500    Eastman Kodak Co. ...........................................................      1,221,345
       251,300    Philip Morris Cos. Inc. .....................................................     11,522,105
                                                                                                 -------------
                                                                                                    12,743,450
   DATA PROCESSING - (0.16%)
         5,900    First Data Corp. ............................................................        462,855
                                                                                                 -------------
   DIVERSIFIED MANUFACTURING - (10.62%)
        80,200    Dover Corp. .................................................................      2,973,014
        39,700    Minnesota Mining and Manufacturing Co. ......................................      4,692,937
       372,658    Tyco International Ltd. .....................................................     21,949,556
                                                                                                 -------------
                                                                                                    29,615,507
   ELECTRONICS - (1.51%)
       508,400    Agere Systems Inc., Class A*.................................................      2,892,796
        46,280    Agilent Technologies, Inc.*..................................................      1,319,443
                                                                                                 -------------
                                                                                                     4,212,239
   ENERGY - (5.68%)
        19,800    Conoco Inc. .................................................................        560,340
        92,700    Devon Energy Corp. ..........................................................      3,582,855
        65,500    EOG Resources, Inc. .........................................................      2,561,705
        62,900    Kinder Morgan, Inc. .........................................................      3,502,901
        93,800    Phillips Petroleum Co. ......................................................      5,652,388
                                                                                                 -------------
                                                                                                    15,860,189
   FINANCIAL SERVICES - (15.34%)
       432,900    American Express Co. ........................................................     15,450,201
       209,533    Citigroup Inc. ..............................................................     10,577,226
        61,700    Dun & Bradstreet Corp.*......................................................      2,178,010
       201,200    Household International, Inc. ...............................................     11,657,528
        67,700    Moody's Corp. ...............................................................      2,698,522
        69,200    Providian Financial Corp. ...................................................        245,660
                                                                                                 -------------
                                                                                                    42,807,147
                                                                                                 -------------

DAVIS VALUE PORTFOLIO
SCHEDULE OF INVESTMENTS - Continued
DECEMBER 31, 2001

                                                                                                     VALUE
SHARES                                           SECURITY                                           (NOTE 1)
==============================================================================================================
COMMON STOCK - CONTINUED

   FOOD/BEVERAGE & RESTAURANT - (1.97%)
         2,600    Hershey Foods Corp. .........................................................  $     176,020
        50,100    Kraft Foods Inc., Class A....................................................      1,704,903
       137,100    McDonald's Corp. ............................................................      3,629,037
                                                                                                 -------------
                                                                                                     5,509,960
                                                                                                 -------------
   HOTELS - (0.72%)
        49,100    Marriott International, Inc., Class A........................................      1,995,915
                                                                                                 -------------
   INDUSTRIAL - (2.08%)
       142,100    Sealed Air Corp.*............................................................      5,800,522
                                                                                                 -------------
   INSURANCE BROKERS - (1.20%)
        94,500    Aon Corp. ...................................................................      3,356,640
                                                                                                 -------------
INVESTMENT FIRMS - (2.12%)
        74,200    Morgan Stanley Dean Witter & Co. ............................................      4,150,748
        64,500    Stilwell Financial, Inc. ....................................................      1,755,690
                                                                                                 -------------
                                                                                                     5,906,438
   LIFE INSURANCE - (0.29%)
        16,000    Principal Financial Group, Inc.* ............................................        384,000
        19,700    Sun Life Financial Services of Canada........................................        425,515
                                                                                                 -------------
                                                                                                       809,515
   MEDIA - (0.37%)
        18,900    WPP Group PLC, ADR...........................................................      1,022,490
                                                                                                 -------------
   MULTI-LINE INSURANCE - (4.51%)
       116,337    American International Group, Inc. ..........................................      9,237,158
        60,400    Loews Corp. .................................................................      3,344,952
                                                                                                 -------------
                                                                                                    12,582,110
                                                                                                 -------------
   PHARMACEUTICAL AND HEALTH CARE - (7.17%)
        29,300    American Home Products Corp. ................................................      1,797,848
        30,100    Bristol-Myers Squibb Co. ....................................................      1,535,100
        71,000    Eli Lilly and Co. ...........................................................      5,576,340
       169,100    Merck & Co., Inc. ...........................................................      9,943,080
        26,800    Pharmacia Corp. .............................................................      1,143,020
                                                                                                 -------------
                                                                                                    19,995,388
                                                                                                 -------------
  PROPERTY/CASUALTY INSURANCE - (1.68%)
        14,500    Chubb Corp. .................................................................      1,000,500
           800    Markel Corp.* ...............................................................        143,720
        23,700    Progressive Corp. (Ohio).....................................................      3,538,410
                                                                                                 -------------
                                                                                                     4,682,630
                                                                                                 -------------
   PUBLISHING - (0.58%)
        24,200    Gannett Co., Inc. ...........................................................      1,626,966
                                                                                                 -------------

DAVIS VALUE PORTFOLIO
SCHEDULE OF INVESTMENTS - Continued
DECEMBER 31, 2001



                                                                                                     VALUE
SHARES                                           SECURITY                                           (NOTE 1)
==============================================================================================================
COMMON STOCK - CONTINUED

   REAL ESTATE - (1.42%)
         3,800    Avalonbay Communities, Inc. .................................................  $     179,778
        75,900    Centerpoint Properties Corp. ................................................      3,779,820
                                                                                                 -------------
                                                                                                     3,959,598
   REINSURANCE - (3.87%)
            72    Berkshire Hathaway Inc., Class A*............................................      5,443,200
            42    Berkshire Hathaway Inc., Class B*............................................        106,050
        57,550    Transatlantic Holdings, Inc. ................................................      5,237,050
                                                                                                 -------------
                                                                                                    10,786,300
                                                                                                 -------------
   RETAILING - (5.00%)
       194,000    Costco Wholesale Corp.*......................................................      8,611,660
        22,600    J. C. Penney Co., Inc. ......................................................        607,940
        67,000    RadioShack Corp. ............................................................      2,016,700
        64,900    Safeway Inc.*................................................................      2,709,575
                                                                                                 -------------
                                                                                                    13,945,875
                                                                                                 -------------
   TECHNOLOGY - (3.89%)
        65,600    BMC Software, Inc.*..........................................................      1,073,872
       172,600    Hewlett-Packard Co. .........................................................      3,545,204
       102,900    Lexmark International, Inc.*.................................................      6,071,100
        37,900    Novell, Inc.*................................................................        174,151
                                                                                                 -------------
                                                                                                    10,864,327
                                                                                                 -------------
   TELECOMMUNICATIONS - (1.62%)
        34,100    Loral Space & Communications Ltd.*...........................................        101,959
       107,800    Lucent Technologies Inc. ....................................................        678,062
       249,100    Tellabs, Inc.*...............................................................      3,725,291
                                                                                                 -------------
                                                                                                     4,505,312
                                                                                                 -------------
   TRANSPORTATION - (2.76%)
       141,500    United Parcel Service, Inc., Class B.........................................      7,711,750
                                                                                                 -------------

                      Total Common Stock - (identified cost $259,019,630)......................    251,936,826
                                                                                                 -------------

DAVIS VALUE PORTFOLIO
SCHEDULE OF INVESTMENTS - Continued
DECEMBER 31, 2001


                                                                                                     VALUE
PRINCIPAL                                        SECURITY                                           (NOTE 1)
==============================================================================================================
SHORT TERM INVESTMENTS - (12.35%)

$   34,446,000    Nomura Securities International, Inc. Repurchase Agreement 1.87%,
                      01/02/02, dated 12/31/01, repurchase value of $34,449,579
                      (collateralized by: U.S. Government obligations in a pooled cash account,
                      total market value $35,134,920) - (identified cost $34,446,000).......... $   34,446,000
                                                                                               ---------------


                  Total Investments - (102.66%) - (identified cost $293,465,630) - (a).........    286,382,826
                  Liabilities Less Other Assets - (2.66%)......................................     (7,424,374)
                                                                                                --------------
                      Net Assets - (100%)...................................................... $  278,958,452
                                                                                                ==============

*Non-Income Producing Security

 (a) Aggregate cost for Federal Income Tax purposes is $294,217,402. At December
31, 2001 unrealized appreciation (depreciation) of securities for Federal Income
Tax purposes is as follows:

                  Unrealized appreciation...................................................... $   14,610,233
                  Unrealized depreciation......................................................    (22,444,809)
                                                                                                --------------
                      Net unrealized depreciation ............................................. $   (7,834,576)
                                                                                                ==============



















SEE NOTES TO FINANCIAL STATEMENTS

DAVIS VALUE PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
At December 31, 2001


==========================================================================================================================

ASSETS:
   Investments in securities, at value
     * (see accompanying Schedules of Investments)...................................................      $   286,382,826
   Cash..............................................................................................               19,030
   Receivables:
     Dividends and interest..........................................................................              297,419
     Capital stock sold..............................................................................              468,122
                                                                                                           ---------------
          Total assets...............................................................................          287,167,397
                                                                                                           ---------------
LIABILITIES:
   Payables:
     Capital stock reacquired........................................................................                4,773
     Investment securities purchased.................................................................            8,009,173
   Accrued expenses..................................................................................              194,999
                                                                                                           ----------------
          Total liabilities..........................................................................            8,208,945
                                                                                                           ---------------

NET ASSETS ..........................................................................................      $   278,958,452
                                                                                                           ===============

SHARES OUTSTANDING (NOTE 4)..........................................................................           28,251,364
                                                                                                           ===============

NET ASSET VALUE, offering and
     redemption price per share (Net Assets / Shares Outstanding)....................................         $       9.87
                                                                                                              ============

NET ASSETS CONSIST OF:
   Par value of shares of capital stock..............................................................      $        28,251
   Additional paid-in capital........................................................................          293,727,837
   Accumulated net realized loss from investments and foreign currency transactions..................           (7,714,832)
   Net unrealized depreciation on investments........................................................           (7,082,804)
                                                                                                           ---------------
                                                                                                           $   278,958,452
                                                                                                           ===============


* Including a repurchase agreement of $34,446,000 and cost of $293,465,630.










SEE NOTES TO FINANCIAL STATEMENTS

DAVIS VALUE PORTFOLIO
STATEMENT OF OPERATIONS
For the year ended December 31, 2001




==========================================================================================================================

INVESTMENT  INCOME:
Income:
   Dividends (Net of foreign withholding taxes of $619)..........................................      $     1,999,308
   Interest......................................................................................              622,884
                                                                                                       ---------------
       Total income..............................................................................            2,622,192
                                                                                                       ---------------
Expenses:
   Management fees (Note 2)......................................................................            1,387,704
   Custodian fees................................................................................               73,507
   Transfer agent fees...........................................................................               11,078
   Audit fees....................................................................................               12,000
   Accounting fees (Note 2)......................................................................                6,000
   Legal fees....................................................................................               11,011
   Reports to shareholders.......................................................................               31,621
   Directors' fees and expenses..................................................................               32,700
   Registration and filing fees..................................................................               27,082
   Miscellaneous.................................................................................                9,645
                                                                                                       ---------------
       Total expenses............................................................................            1,602,348
       Expenses paid indirectly (Note 5).........................................................               (1,355)
                                                                                                       ---------------
       Net expenses..............................................................................            1,600,993
                                                                                                       ---------------
       Net investment income.....................................................................            1,021,199
                                                                                                       ---------------

REALIZED  AND  UNREALIZED GAIN (LOSS) ON INVESTMENTS:

   Net realized gain (loss) from:
       Investment transactions...................................................................           (7,293,058)
       Foreign currency  transactions............................................................                    2
   Net change in unrealized appreciation (depreciation) of investments..........................           (10,139,571)
                                                                                                       ---------------
       Net realized and unrealized loss on investments and foreign currency......................          (17,432,627)
                                                                                                       ---------------
       Net decrease in net assets resulting from operations......................................      $   (16,411,428)
                                                                                                       ===============











SEE NOTES TO FINANCIAL STATEMENTS

DAVIS VALUE PORTFOLIO
STATEMENTS OF CHANGES IN NET ASSETS


==================================================================================================================
                                                                              YEAR ENDED               YEAR ENDED
                                                                              DECEMBER 31             DECEMBER 31,
                                                                                2001                     2000
                                                                                ----                     ----
OPERATIONS:
    Net investment income..............................................   $      1,021,199        $        345,419
    Net realized gain (loss) from investment and foreign currency               (7,293,056)                403,901
    Net change in unrealized appreciation (depreciation) of investments        (10,139,571)              2,116,786
                                                                          ----------------        ----------------
    Net increase (decrease) in net assets resulting from operations....        (16,411,428)              2,866,106

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS  FROM:
    Net investment income..............................................         (1,021,199)               (345,419)
    Realized gains from investment transactions........................            -                      (767,076)
    Return of capital..................................................           (130,526)               (217,947)
    Distribution in excess of net investment income....................            -                       (31,236)

CAPITAL SHARE TRANSACTIONS (NOTE 4) ...................................        176,312,992             106,036,301
                                                                          ----------------        ----------------
    Total increase in net assets ......................................        158,749,839             107,540,729

NET ASSETS:
    Beginning of year..................................................        120,208,613              12,667,884
                                                                          ----------------        ----------------
    End of year........................................................   $    278,958,452        $    120,208,613
                                                                          ================        ================



















SEE NOTES TO FINANCIAL STATEMENTS

DAVIS VALUE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
December 31, 2001
================================================================================
NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    The Fund is a separate series of Davis Variable Account Fund, Inc., which is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment companies. Shares of the Fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. The following is a summary of significant accounting policies followed by the Fund in the preparation of financial statements.

    Davis Value Portfolio is a diversified, professionally managed stock-oriented fund.

A. VALUATION OF SECURITIES - Securities listed on national securities exchanges are valued at the last reported sales price on the day of valuation. Securities traded in the over the counter market and listed securities for which no sale was reported on that date are stated at the last quoted bid price. Securities for which market quotations are not readily available are valued at fair value as determined by the Board of Directors. Short-term obligations are valued at amortized cost which approximates fair value as determined by the Board of Directors. These valuation procedures are reviewed and subject to approval by the Board of Directors.

B. CURRENCY TRANSLATION - The market values of all assets and liabilities denominated in foreign currencies are recorded in the financial statements after translation to the U.S. dollar based upon the mean between the bid and offered quotations of the currencies against U.S. dollars on the date of valuation. The cost basis of such assets and liabilities is determined based upon historical exchange rates. Income and expenses are translated at average exchange rates in effect as accrued or incurred.

C. FOREIGN CURRENCY - The Fund may enter into forward purchases or sales of foreign currencies to hedge certain foreign currency denominated assets and liabilities against declines in market value relative to the U.S. dollar. Forward currency contracts are marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the forward currency contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the forward currency contract at the time it was opened and value at the time it was closed. Investments in forward currency contracts may expose the Fund to risks resulting from unanticipated movements in foreign currency exchange rates or failure of the counter-party to the agreement to perform in accordance with the terms of the contract.

Reported net realized foreign exchange gains or losses arise from the sales and maturities of investments, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate. The Fund includes foreign currency gains and losses realized on the sale of investments together with market gains and losses on such investments in the statement of operations.

D. FEDERAL INCOME TAXES - It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders. Therefore, no provision for federal income or excise tax is required. At December 31, 2001 the Fund had approximately $6,963,100 of capital loss carryovers and post October losses available to offset future capital gains, if any, which expire between 2009 and 2010.

DAVIS VALUE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS - (Continued)
December 31, 2001
================================================================================
NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES - (Continued)

E. USE OF ESTIMATES IN FINANCIAL STATEMENTS - In preparing financial statements in conformity with generally accepted accounting principles, management makes estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of income and expenses during the reporting period. Actual results may differ from these estimates.

F. SECURITIES TRANSACTIONS AND RELATED INVESTMENT INCOME - Securities transactions are accounted for on the trade date (date the order to buy or sell is executed) with realized gain or loss on the sale of securities being determined based upon identified cost. Dividend income is recorded on the ex-dividend date. Interest income, which includes accretion of discount and amortization of premium, is accrued as earned.

G. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS - Dividends and distributions to shareholders are recorded on the ex-dividend date. The character of the distributions made during the year from net investment income may differ from its ultimate characterization for federal income tax purposes. Also, due to the timing of distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which income or gain was recorded by the Fund. The Fund adjusts the classification of distributions to shareholders to reflect the differences between financial statement amounts and distributions determined in accordance with income tax regulations.

NOTE 2 - INVESTMENT ADVISORY FEES

    Advisory fees are paid to Davis Selected Advisers, L.P. (the "Adviser") at an annual rate of 0.75% of the average annual net assets.

    State Street Bank and Trust Company ("State Street Bank") is the Fund's primary transfer agent. The Adviser is also paid for certain transfer agent services. The fee paid to the Adviser for the year ended December 31, 2001 was $59. State Street Bank is the Fund's primary accounting provider. Fees for such services are included in the custodian fee as State Street also serves as the Fund's custodian. The Adviser is also paid for certain accounting services. The fee for the year ended December 31, 2001 amounted to $6,000. Certain directors and officers of the Fund are also directors and officers of the general partner of the Adviser.

    Davis Selected Advisers - NY, Inc. ("DSA-NY"), a wholly-owned subsidiary of the Adviser, acts as sub-adviser to the Fund. The Fund pays no fees directly to DSA-NY.

NOTE 3 - PURCHASES AND SALES OF SECURITIES

    Purchases and sales of investment securities (excluding short-term securities) during the year ended December 31, 2001 were $196,786,600 and $30,827,198, respectively.

DAVIS VALUE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS - (Continued)
December 31, 2001
================================================================================

NOTE 4 - CAPITAL STOCK

    At December 31, 2001, there were 500 million shares of capital stock ($0.001 par value per share) authorized. Transactions in capital stock were as follows:

                                                                   YEAR ENDED                      YEAR ENDED
                                                               DECEMBER 31, 2001                DECEMBER 31, 2000
                                                            ------------------------        ---------------------
Shares sold...............................................             19,399,261                    10,763,647
Shares issued in reinvestment of distributions............                115,750                       128,294
                                                                 ----------------              ----------------
                                                                       19,515,011                    10,891,941
Shares redeemed...........................................             (2,133,025)                   (1,258,762)
                                                                 ----------------              ----------------
      Net increase........................................             17,381,986                     9,633,179
                                                                 ================              ================

Proceeds from shares sold.................................       $    195,102,861              $    118,346,050
Proceeds from shares issued in
                                                                      196,254,585                   119,707,728
Cost of shares redeemed...................................            (19,941,593)                  (13,671,427)
                                                                 ----------------              ----------------
      Net increase........................................       $    176,312,992               $   106,036,301
                                                                 ================              ================



NOTE 5 - EXPENSES PAID INDIRECTLY

        Under an agreement with the custodian bank, custodian fees are reduced for earnings on cash balances maintained at the custodian by the Fund. Such reductions amounted to $1,355 for the year ended December 31, 2001.

DAVIS VALUE PORTFOLIO
FINANCIAL HIGHLIGHTS

================================================================================
The following financial information represents data for each share of capital stock outstanding throughout each period:

                                                                                                      JULY 1, 1999
                                                                                                     (COMMENCEMENT
                                                            YEAR ENDED DECEMBER 31,                  OF OPERATIONS)
                                                      --------------------------------                  THROUGH
                                                           2001                2000                DECEMBER 31, 1999
                                                           ----                ----                -----------------
Net Asset Value, Beginning of Period...............    $    11.06           $    10.25              $    10.00
                                                       ----------           ----------              ----------

Income From Investment Operations
 Net Investment Income.............................          0.04                 0.03                    0.01
 Net Realized and Unrealized
    Gains (Losses) ................................         (1.19)                0.92                    0.25
                                                       ----------           ----------              ----------
    Total From Investment Operations...............         (1.15)                0.95                    0.26

Dividends and  Distributions
 Dividends from Net Investment Income..............         (0.04)               (0.03)                  (0.01)
 Return of Capital.................................           -   (3)              -   (3)                -    (3)
 Distributions from Realized Gains.................           -                  (0.11)                   -
                                                       ----------           ----------              ----------
    Total Dividends and Distributions..............         (0.04)               (0.14)                  (0.01)
                                                       ----------           ----------              ----------

Net Asset Value, End of Period.....................    $     9.87           $    11.06              $    10.25
                                                       ==========           ==========              ==========

Total Return(1)....................................        (10.39)%               9.30%                   2.64%

Ratios/Supplemental Data
 Net Assets, End of Period (000 omitted)............   $  278,958           $  120,209              $   12,668
 Ratio of Expenses to Average Net Assets............         0.87%                1.00%(4)                1.00%*(4)
 Ratio of Net Investment Income to
   Average Net Assets ..............................         0.55%                0.73%                   0.43%*
 Portfolio Turnover Rate(2) ........................           18%                  10%                      5%


(1) Assumes hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods of less than one year and do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.


(2) The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

(3)  Less than $0.005 per share.

(4) Had the Adviser not absorbed certain expenses the ratio of expenses to average net assets would have been 1.01% and 2.29% for 2000 and 1999, respectively.


*    Annualized

SEE NOTES TO FINANCIAL STATEMENTS

DAVIS VALUE PORTFOLIO
INDEPENDENT AUDITORS' REPORT

================================================================================

To the Shareholders and Board of Directors of Davis Value Portfolio:

        We have audited the accompanying statements of assets and liabilities of Davis Value Portfolio, including the schedules of investments as of December 31, 2001 and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended and for the period from July 1, 1999 (commencement of operations) to December 31, 1999. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

        We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2001, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

        In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Davis Value Portfolio as of December 31, 2001, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended and for the period from July 1, 1999 to December 31, 1999, in conformity with accounting principles generally accepted in the United States of America.





KPMG LLP


Denver, Colorado
February 8, 2002

DAVIS VALUE PORTFOLIO
INCOME TAX INFORMATION (UNAUDITED)
December 31, 2001

================================================================================

    Income dividends paid by the Fund during the calendar year ended 2001 should be multiplied by 100% to arrive at the net amount eligible for the corporate dividend-received deduction.

DAVIS VALUE PORTFOLIO
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706

================================================================================

                                    DIRECTORS

For the purposes of their service as directors to the Davis Funds, the business address for each of the directors is 2949 E. Elvira Road, Suite 101, Tucson, AZ 85706. Each Director serves until the age of 72, or until his or her resignation, death or removal.

                                                                            NUMBER OF
                                    TERM OF                                 PORTFOLIOS IN
                                    OFFICE AND     PRINCIPAL                FUND COMPLEX
                   POSITION(S)      LENGTH OF      OCCUPATION(S) DURING     OVERSEEN BY      OTHER DIRECTORSHIPS HELD BY
NAME AND AGE       HELD WITH FUND   TIME SERVED    PAST FIVE YEARS          DIRECTOR         DIRECTOR
------------------ ---------------- -------------- ------------------------ ---------------- -------------------------------

INDEPENDENT DIRECTORS

WESLEY E.          Director         director       President of Bass &            12         none stated
BASS JR.                            since 1990     Associates (financial
(born 8/21/31)                                     consulting); formerly
                                                   First Deputy City
                                                   Treasurer, City of Chicago;
                                                   and Executive Vice President,
                                                   Chicago Title and Trust
                                                   Company (bank and trust).

MARC P. BLUM       Director         director       Chief Executive Officer        12         Director, Mid-Atlantic Realty
(born 9/9/42)                       1986           World Total Return Fund,                  Trust (real estate investment
                                                   LLP; Of Counsel to Gordon,                trust), Legg Mason Trust
                                                   Feinblatt, Rothman,                       (asset management company) and
                                                   Hoffberger and Hollander,                 Rodney Trust Company (Delaware);
                                                   LLC (law firm).                           Trustee, College of Notre Dame
                                                                                             of Maryland, McDonogh School and
                                                                                             other public charities, private
                                                                                             foundations and businesses not
                                                                                             affiliated with the Adviser and
                                                                                             that have no material relationship
                                                                                             with the Adviser or the Davis Funds
                                                                                             other than that some of them are
                                                                                             shareholders in one or more of
                                                                                             the Davis Funds.

JERRY D. GEIST     Director         director       Chairman, Santa Fe Center      12         Director, CH2M-Hill, Inc.
(born 5/23/34)                      1986           Enterprises; Chairman,                    (engineering); Member, Investment
                                                   Energy & Technology                       Committee for Microgeneration
                                                   Company, Ltd.                             Technology Fund, UTECH Funds.
                                                   Retired Chairman and
                                                   President, Public Service
                                                   Company of New Mexico.

DAVIS VALUE PORTFOLIO
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706


===================================================================================================================

                              DIRECTORS - CONTINUED

                                                                            NUMBER OF
                                    TERM OF                                 PORTFOLIOS IN
                                    OFFICE AND     PRINCIPAL                FUND COMPLEX
                   POSITION(S)      LENGTH OF      OCCUPATION(S) DURING     OVERSEEN BY      OTHER DIRECTORSHIPS HELD BY
NAME AND AGE       HELD WITH FUND   TIME SERVED    PAST FIVE YEARS          DIRECTOR         DIRECTOR
------------------ ---------------- -------------- ------------------------ ---------------- -------------------------------

INDEPENDENT DIRECTORS-CONTINUED

D. JAMES GUZY      Director         director       Chairman, PLX                  12         Director, Intel Corp.
(born 3/7/36)                       since 1982     Technology, Inc.                          (semi-conductor
                                                   (semi-conductor                           manufacturer), Cirrus Logic
                                                   manufacturer).                            Corp. (semi-conductor
                                                                                             manufacturer), Alliance
                                                                                             Technology Fund (a mutual
                                                                                             fund), Micro Component
                                                                                             Technology, Inc.
                                                                                             (micro-circuit handling and
                                                                                             testing equipment
                                                                                             manufacturer), Novellus
                                                                                             Systems, Inc. (semi-conductor
                                                                                             manufacturer) and
                                                                                             LogicVision, Inc.
                                                                                             (semi-conductor software
                                                                                             company).

G. BERNARD         Director         director       Managing General Partner,      12         none stated
HAMILTON                            since 1978     Avanti Partners, L.P.
(born 3/18/37)                                     (investment partnership).

THEODORE B.        Director         director       Chairman, President and        12         Trustee, Deputy Mayor and
SMITH, JR.                          since 2001     CEO of John Hassall, Inc.                 Commissioner of Public Services
(born 12/23/32)                                    (fastener manufacturing);                 for the Incorporated Village of
                                                   Managing Director, John                   Mill Neck.
                                                   Hassall, Ltd.; Chairman,
                                                   John Hassall Japan, Ltd.;
                                                   Chairman of Cantrock
                                                   Realty; Chairman of
                                                   McCallum Die (tool and
                                                   die).

CHRISTIAN R.       Director         director       General Partner of Tuxedo      12         none stated
SONNE                               since 1990     Park Associates (land
(born 5/6/36)                                      holding and development
                                                   firm); President and Chief
                                                   Executive Officer of
                                                   Mulford Securities
                                                   Corporation (private
                                                   investment fund) until 1990;
                                                   formerly Vice President of
                                                   Goldman Sachs & Co.
                                                   (investment banking).

MARSHA WILLIAMS    Director         director       Chief Administrative           16         Director of the Selected
(born 3/28/51)                      since 1999     Officer of Crate &                        Funds; Director, Modine
                                                   Barrel (home                              Manufacturing, Inc. (heat
                                                   furnishings retailer);                    transfer technology);
                                                   former Vice President                     Director, Chicago Bridge &
                                                   and Treasurer, Amoco                      Iron Company, N.V.
                                                   Corporation (oil & gas                    (industrial construction and
                                                   company).                                 engineering).

DAVIS VALUE PORTFOLIO
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706


===================================================================================================================

                              DIRECTORS - CONTINUED

                                                                            NUMBER OF
                                    TERM OF                                 PORTFOLIOS IN
                                    OFFICE AND     PRINCIPAL                FUND COMPLEX
                   POSITION(S)      LENGTH OF      OCCUPATION(S) DURING     OVERSEEN BY      OTHER DIRECTORSHIPS HELD BY
NAME AND AGE       HELD WITH FUND   TIME SERVED    PAST FIVE YEARS          DIRECTOR         DIRECTOR
------------------ ---------------- -------------- ------------------------ ---------------- -------------------------------
INSIDE DIRECTORS*

JEREMY H. BIGGS    Director/        director       Vice Chairman, Head of         12         Director of the Van Eck/Chubb
(born 8/16/35)     Chairman         since 1994     Equity Research                           Funds (mutual fund investment
                                                   Department, Chairman                      adviser).
                                                   of U.S. Investment
                                                   Policy Committee and
                                                   Member of the
                                                   International
                                                   Investment Committee,
                                                   all for Fiduciary
                                                   Trust Company
                                                   International (money
                                                   management firm)
                                                   Consultant to Davis
                                                   Selected Advisers.

ANDREW A. DAVIS    Director         director       President or Vice              16         Director of the Selected
(born 6/25/63)                      1997           President of each Davis                   Funds.
                                                   Fund and Selected Fund;
                                                   President, Davis Selected
                                                   Advisers, L.P., and also
                                                   serves as an executive
                                                   officer in certain
                                                   companies affiliated
                                                   with the Adviser.

CHRISTOPHER C.     Director         director       Chief Executive                16         Director of the Selected
DAVIS                               since 1997     Officer, President or                     Funds;  Director, Kings Bay
(born 7/13/65)                                     Vice President of each                    Ltd. (offshore investment
                                                   Davis Fund and                            management company).
                                                   Selected Fund;
                                                   Chairman and Chief
                                                   Executive Officer,
                                                   Davis Selected
                                                   Advisers, L.P., and
                                                   also serves as an
                                                   executive officer in
                                                   certain companies
                                                   affiliated with the
                                                   Adviser, including
                                                   sole member of the
                                                   Adviser's general
                                                   partner, Davis
                                                   Investments, LLC;
                                                   Employee of Shelby
                                                   Cullom Davis & Co.
                                                   (registered
                                                   broker/dealer).

* Jeremy H. Biggs, Andrew A. Davis and Christopher C. Davis own shares of the Adviser and are considered to be "interested persons" of the Funds as defined in the Investment Company Act of 1940. Andrew A. Davis and Christopher C. Davis are brothers.

                              DAVIS VALUE PORTFOLIO
             2949 East Elvira Road, Suite 101, Tucson, Arizona 85706
================================================================================

         DIRECTORS                         OFFICERS
         Wesley E. Bass, Jr.               Jeremy H. Biggs
         Jeremy H. Biggs                       Chairman
         Marc P. Blum                      Christopher C. Davis
         Andrew  A. Davis                      President
         Christopher C. Davis                  Vice President
         Jerry D. Geist                    Andrew A. Davis
         D. James Guzy                         Vice President
         G. Bernard Hamilton               Kenneth C. Eich
         Theodore B. Smith, Jr.                Vice President
         Christian R. Sonne                Sharra L. Reed
         Marsha Williams                       Vice President,
                                               Treasurer & Assistant Secretary
                                           Thomas D. Tays
                                               Vice President Secretary



INVESTMENT ADVISER
Davis Selected Advisers, L.P.
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706
(800) 279-0279

DISTRIBUTOR
Davis Distributors, LLC
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706

TRANSFER AGENT & CUSTODIAN
State Street Bank and Trust Company
c/o The Davis Funds
P.O. Box 8406
Boston, Massachusetts 02266-8406

COUNSEL
D'Ancona & Pflaum, LLC
111 E. Wacker Drive, Suite 2800
Chicago, Illinois 60601-4205

AUDITORS
KPMG LLP
707 Seventeenth Street
Suite 2300
Denver, Colorado 80202



================================================================================

FOR MORE INFORMATION ABOUT THE DAVIS VALUE PORTFOLIO, INCLUDING MANAGEMENT FEE, CHARGES AND EXPENSES, SEE THE CURRENT PROSPECTUS WHICH MUST PRECEDE OR ACCOMPANY THIS REPORT. THE FUND'S STATEMENT OF ADDITIONAL INFORMATION CONTAINS ADDITIONAL INFORMATION ABOUT THE FUND'S DIRECTORS AND IS AVAILABLE WITHOUT CHARGE UPON REQUEST BY CALLING 1-800-279-0279.

================================================================================

[DAVIS FUNDS LOGO]




DAVIS SELECTED ADVISERS, L.P.
2949 EAST ELVIRA ROAD
SUITE 101
TUCSON, AZ 85706
1-800-279-0279
WWW.DAVISFUNDS.COM